EXHIBIT 99.1

Dais Analytic Corporation Initiates Formation of A China Company AND Raises Growth Capital.

Dais Analytic Corporation today announced it has entered into an agreement to form a company in China with an industrial partner having existing manufacturing and distribution access to build and more widely promote its Aqualyte™ nanomaterial products to the growing Chinese markets for energy savings and clean water. As part of this relationship Dais is also raising $1.5M in growth funds with a sale of its common stock. This partnership allows Dais to capitalize on the strong performance its ConsERV™ ventilation product has shown in North America, and when introduced into the China market in 2013 as well as the significant operational performance of its NanoClear™ pilot designed to repurpose most forms of contaminated water

TAMPA, Fla. January 27, 2014 /PRNewswire/ -- Dais Analytic Corporation (OTC.BB:DLYT), a nanotechnology materials and process company - focused on commercializing its technology in the worldwide energy and water markets - proudly announces a two-part transaction following its gains of establishing distribution in China in 2013. This long-term venture with an industrial entity in China is projected to have a positive impact on the current year’s financial results. The venture’s first year revenues are anticipated to be greater than $7M (USD) as it continues a ‘go to market’ strategy for its ConsERV™ and NanoClear™ nanotechnology materials based applications. Among the highlights of the agreement are:

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Dais and SOEX (Hong Kong) Industry & Investment Co., Ltd., (an affiliated company of SOEX-Beijing) have signed an agreement where Dais sells 37.5 million shares of the Company’s common stock in exchange for $1.5 million of growth capital, at $0.04 per share. Full payment to Dais is to occur on or before March 7, 2014. The Company has received the initial payment of approximately $50,000.

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SOEX, as part of the equity purchase, entered into a voting agreement with Dais which finds SOEX agreeing to vote as recommended by the Dais’s board of directors for a one-year period beginning on the date the shares are issued to SOEX.

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Dais plans to use the proceeds from the sale of the Common Stock for working capital, business development in other targeted areas, general business purposes, and to pay its portion of the $160,000 of the registered capital required to set-up the China venture (tentatively named ‘Dais-SOEX’) in which Dais is projected to hold 65% ownership.

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Dais-SOEX is being incorporated in China with SOEX providing the projected funding of approximately $4M. This sum is to be used by Dais-SOEX, at a minimum, to pay up-front licensing and distribution fees to Dais, retain and compensate Dais-SOEX employees and consultants, provide the required facilities and infrastructure to manufacture, sell, and create brand awareness for the ConsERV product and Aqualyte™ materials for cleaning contaminated water to existing Dais and SOEX distributors while adding newer distribution channels as needed through-out greater China. Aqualyte materials have been demonstrated to separate most forms of contaminants from water (industrial waste, high salinity, heavy metals, pharmaceuticals, etc.) to a ‘near parts per billion’ level removing 90% plus of all contaminants on the initial pass.

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Dais and SOEX shall complete the negotiations of a master distributor agreement with a SOEX-designated entity, and a license and supply agreement for Dais-SOEX inside the next two months for the purchase and sale of ConsERV and Aqualyte materials for ventilation air, and clean water applications. The Parties have agreed these documents will contain normal commercial terms and conditions (including sales minimums and uses of intellectual property). The SOEX designated entity will built ConsERV cores and systems in China for sale to customers in Greater China.

"Our team has been seeking a disruptive technology able to move sustainability products to new levels which can use SOEX’s manufacturing and distribution channels. Combining the demonstrated strengths of Dais's nanomaterial and its strong team with the in-place quality manufacturing, distribution assets and team at SOEX, and of SOEX’s China market contacts we are creating a winning combination for China’s environment, and for our companies in the important area of cleaner air and water” said Sharon Han, CEO of SOEX-Beijing.

Tim Tangredi, CEO of Dais commented, “The Dais team has a solid, experienced partner in SOEX. They possess top-notch and time tested quality manufacturing experience, have deep channel presence, have demonstrated success in branding their products, and have eager willingness to work closely with Dais’s existing in-country distributors. Our technologies will have a professional in-country presence keenly important to promoting growth given the subtleties of doing business in China and the burgeoning markets we are targeting. The design of the Dais-SOEX entity is projected to provide long term sales and revenue growth for Dais by selling it our proven Aqualyte nanomaterial, having in-country manufacturing and sales support, and having access to the skills and contacts of the SOEX team. We are truly delighted with this growth opportunity.”

About SOEX-Beijing

SOEX – Beijing’s earliest incorporation was in 1996 with its first company. Its Panelwell construction materials business is now an industry leader in hollow profile ‘Panelwell” line of materials built around a variety of high quality plastics notably polycarbonates. Its distribution access is strong within China including long-term relationships with key Chinese design institutes. SOEX-Beijing sells its products and services in the Chinese markets as well as key international markets. Behind the success of Panelwell is SOEX’s many years of machine designing and manufacturing experience.

About Dais Analytic Corporation

Dais Analytic Corporation (OTC.BB: DLYT - News) is commercializing its innovative Aqualyte™ family of nano-structured materials and processes focusing on evolutionary or disruptive air, energy and water applications. The uses include:

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ConsERV™, a commercial engineered energy recovery ventilator (an HVAC product) useful for efficient management of ventilation air’s temperature and moisture content using the energy found in the outgoing ‘stale’ air stream to pre-condition the incoming fresh air saving energy, lessening CO2 emissions, and allowing for HVAC equipment downsizing;

-	NanoClear™, a beta-stage method for treating contaminated water (sea, waste, industrial) to provide 1,000 times cleaner potable water; and;

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NanoAir™, an early beta-stage water-based cooling cycle using no fluorocarbon refrigerants that replaces the existing vapor compression cooling cycle in most forms of air-conditioning and refrigeration, saving a projected 50% in energy and CO2, and;

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NanoCap™, a prototype stage energy storage device which holds promise to use the Aqualyte™ family to form a disruptive non-chemical energy-storage device (an ultra capacitor) for use in transportation, renewable energy, and ‘smart grid’ configurations.

Each use demonstrates the diversity of Dais' core product - Aqualyte™ - a family of nano-structured polymers and engineered processes having a focus on minimizing consumption of irreplaceable natural resources, and ending the degradation of our environment. To find out more about Dais please visit www.daisanalytic.com, and to learn more about ConsERV please visit www.conserv.com.

Safe Harbor Statement

This press release includes statements that may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by terminology such as "will," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates" and similar statements. Statements that are not historical facts, including statements about the Company's beliefs and expectations, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. For example, statements about the future sales volume are forward looking and subject to risks. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Potential risks and uncertainties include, but are not limited to, risks outlined in the Company's filings with the U.S. Securities and Exchange Commission. The Company does not undertake any obligation to update any forward-looking statement, except as required under applicable law.